October 31, 2018, as most recently updated May 13, 2019

SUMMARY PROSPECTUS

New Covenant Growth Fund (NCGFX)

Before you invest, you may want to review the Fund's prospectus, which contains information about the Fund and its risks. You can find the Fund's prospectus, reports to shareholders, and other information about the Fund, including the Fund's Statement of Additional Information, online at www.NewCovenantFunds.com. You can also get this information at no cost by dialing 1-877-835-4531. The Fund's prospectus and Statement of Additional Information, dated October 31, 2018, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.

Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

NewCovenantFunds.com

SEI / SUMMARY PROSPECTUS

Investment Objective

The Fund's investment objective is long-term capital appreciation. A modest amount of dividend income may be produced by the Fund's equity securities.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.62%
Distribution (12b-1) Fees	None
Other Expenses	0.50%
Total Annual Fund Operating Expenses	1.12%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
New Covenant Growth Fund	$114	$356	$617	$1,363

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in a diversified portfolio of equity securities of U.S. companies that are components of an index that represents broad exposure to the U.S. large cap equity market (the "Index"). The Fund will seek generally to replicate the performance of the Index, subject to such variation as may arise as a result of implementation of the Presbyterian Principles discussed below.

The Fund seeks to invest consistent with social-witness principles established by the General Assembly of the Presbyterian Church (U.S.A.) (the "Presbyterian Principles"), as reflected in Guidelines put forth by the Committee on Mission Responsibility Through Investing (the "Committee"). In doing so, the Fund will not invest in certain companies, despite that company being a component in the Index. The Fund seeks to avoid investing in companies involved in tobacco, alcohol and gambling, along with for-profit prisons, and some companies related to weapons production, antipersonnel and mines, handguns and assault weapons. In addition, at times a company involved in serious human rights violations may also be screened. The Fund may also screen companies for other reasons when deemed appropriate to implement the Presbyterian Principles. The Fund's investment performance will depend, among other things, on the Fund's tracking of the Index and the performance of the Index. The Fund's ability to track the performance of the Index will be affected by differences between the Index and the Fund's portfolio resulting from adherence to the Presbyterian Principles, as well as by factors such as the size and timing of cash flows into and out of the Fund, and the Fund's fees and expenses.

The Fund generally will attempt to invest in securities comprising the Index in approximately the same proportions as they are represented in the Index, subject to such changes resulting from implementation of the Presbyterian Principles. It may not be possible or practicable to purchase all of the securities composing the Index or to hold them in the same weightings as they are represented in the Index. In those cases, the Fund's sub-adviser (the "Sub-Adviser") may employ a sampling or optimization technique to replicate the Index. In seeking to track the performance of the Index, the Fund may invest in the following securities, not all of which may be constituents of the Index: common stocks, preferred stocks, depository receipts, rights, warrants, exchange-traded funds (ETFs), real estate investment trusts (REITs), and futures contracts.

SEI / SUMMARY PROSPECTUS

The Sub-Adviser selects the Fund's securities under the general supervision of SIMC. The Sub-Adviser's investment strategy seeks to closely track the Index return, subject to such variations as arise from implementation of the Presbyterian Principles, and therefore differs from an "active" investment strategy where an investment manager buys and sells securities based on its own economic, financial, and market analysis. The market capitalization and composition of the Index is subject to change. SIMC and the Sub-Adviser may sell securities that are represented in the Index or purchase securities that are not represented in the Index, prior to or after their removal or addition to the Index.

The Sub-Adviser also has the authority to vary from the Index: (i) to conform the Fund's portfolio to the Presbyterian Principles; (ii) to favor, consistent with the Presbyterian Principles, securities of companies that are more highly ranked with respect to environmental, social and governance ("ESG") criteria than other companies in the Fund's portfolio; and (iii) to a lesser extent, manage risk and seek efficient trading costs.

Principal Risks

The following principal risks could affect the value of your investment:

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that the equity securities in which the Fund invests may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Social-Witness Principles/Socially Responsible Investing Risk — The Fund considers various social-witness principles and other socially responsible investing principles in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with its established social-witness principles and other socially responsible investing principles. This means that the Fund may underperform other similar mutual funds that do not consider social-witness principles and other socially responsible investing principles in their investing.

Tracking Error Risk — The risk that the Fund's performance may vary substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the Index's components, implementation of the Presbyterian Principles, and favoring ESG and other factors.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be appropriate for investors who are looking for capital appreciation as compared to current income; can accept the risks of investing in a portfolio of common stocks; can tolerate performance that can vary substantially from year to year; and have a long-term investment horizon.

SEI / SUMMARY PROSPECTUS

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.NewCovenantFunds.com or by calling the Fund toll-free at 877-835-4531.

Best Quarter: 16.23% (06/30/09) Worst Quarter: -22.56% (12/31/08) The Fund's total return (pre-tax) from January 1, 2018 to September 30, 2018 was 9.57%.

Average Annual Total Returns (for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

New Covenant Growth Fund	1 Year	5 Years	10 Years
Fund Return Before Taxes	21.60%	12.65%	6.26%
Fund Return After Taxes on Distributions	19.73%	10.30%	4.98%
Fund Return After Taxes on Distributions and Sale of Fund Shares	13.62%	9.45%	4.63%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	21.69%	15.71%	8.59%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Stephen C. Dolce, CFA	Since 2016	Portfolio Manager
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Parametric Portfolio Associates LLC	Thomas Seto Paul Bouchey	Since 2012 Since 2014	Head of Investment Management — Seattle Investment Center Chief Investment Officer — Seattle

SEI / SUMMARY PROSPECTUS

Purchase and Sale of Fund Shares

You may purchase, exchange (into another New Covenant Fund or into the Federated Treasury Obligations Fund) or redeem Fund shares on any business day via mail (New Covenant Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 877-835-4531 or through approved selling agents or brokers. You may also purchase or redeem Fund shares by wire transfer or exchange Fund shares through account access online at www.NewCovenantFunds.com. The minimum initial and subsequent investment amounts are shown below.

Minimum Investments:	To Open Your Account	To Add to Your Account	Automatic Investment Plan
All Accounts	$500	$100	$50

Tax Information

The distributions made by the Fund are generally taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.